SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      September 30, 2006
                                                 ---------------------------

                              ENGLOBAL CORPORATION
                              --------------------
             (Exact name of registrant as specified in its chapter)

            Nevada                  001-14217                88-0322261
            ------                  ---------                ----------
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas     77060-5914
--------------------------------------------------------     ----------
        (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code      281-878-1000
                                                   -----------------------

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operation and Financial Condition

On November 13, 2006, the Company issued a press release with respect to the Company's performance during the quarter ended September 30, 2006. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

     (c) Exhibits.

Number          Exhibit
------          -------
99.1            Press Release, dated November 13, 2006, of ENGlobal Corporation



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ENGlobal Corporation


Date:  November 13, 2006                     /s/ Natalie S. Hairston
     ---------------------                   -----------------------------------
                                             Natalie S. Hairston, Investor
                                             Relations Officer, Chief Governance
                                             Officer and Corporate Secretary